Exhibit p(i) under Form N-1A
                                              Exhibit 24 under Item 601/Reg. S-K





                                POWER OF ATTORNEY








     Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of THE PLANTERS FUNDS and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.









SIGNATURES                                           TITLE                                                     DATE








/s/John F. Donahue                                   Chairman and Trustee                              July 6, 1999
-------------------------------------------------


John F. Donahue                                        (Chief Executive Officer)











/s/Edward C. Gonzales                                President, Treasurer and                          July 6, 1999
-------------------------------------------------


Edward C. Gonzales                                   Trustee


                                                          (Principal Financial and

                                                           Accounting Officer)











/s/Thomas G. Bigley                                  Trustee                                           July 6, 1999


Thomas G. Bigley











/s/Nicholas P. Constantakis                          Trustee                                           July 6, 1999


Nicholas P. Constantakis











/s/John T. Conroy, Jr.                               Trustee                                           July 6, 1999
-------------------------------------------------


John T. Conroy, Jr.








/s/William J. Copeland                               Trustee                                           July 6, 1999


William J. Copeland








/s/James E. Dowd


James E. Dowd - Deceased 5/23/99










SIGNATURES                                           TITLE                                                     DATE











/s/Lawrence D. Ellis, M.D.                           Trustee                                           July 6, 1999
-------------------------------------------------


Lawrence D. Ellis, M.D.











/s/Edward L. Flaherty, Jr.                           Trustee                                           July 6, 1999
-------------------------------------------------


Edward L. Flaherty, Jr.











/s/Peter E. Madden                                   Trustee                                           July 6, 1999


Peter E. Madden











/s/John E. Murray, Jr.                               Trustee                                           July 6, 1999
-------------------------------------------------


John E. Murray, Jr.











/s/Wesley W. Posvar                                  Trustee                                           July 6, 1999


Wesley W. Posvar



/s/Marjorie P. Smuts                                 Trustee                                           July 6, 1999


Marjorie P. Smuts






Sworn to and subscribed before me this 6 day of July , 1999





/s/Cheri S. Good


Notarial Seal


Cheri S. Good, Notary Public


Pittsburgh, Allegheny County


My Commission Expires Nov. 19, 2001


Member, Pennsylvania Association of Notaries